MEMBERSHIP UNIT

PURCHASE AGREEMENT

THIS MEMBERSHIP UNIT PURCHASE AGREEMENT (the “Agreement”), made as of March 9, 2017 (the “Effective Date”), by and between TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (“TCA”), and Intelligent Highway Solutions, Inc., a corporation organized and existing under the laws of the State of Nevada, (“Intelligent Highway”). Each of TCA and Intelligent Highway is a “Party” and are together, the “Parties.”

W I T N E S S E T H:

WHEREAS, the Parties have entered into that certain Senior Secured Revolving Credit Facility Agreement, dated as of February 28, 2017 and made effective as of March 9, 2017 (the “Credit Agreement”), by and among TCA, as lender, Intelligent Highway, as joint and several co-borrower and joint and several guarantor, TCA Cresent Construction Company, LLC, as joint and several co-borrower (“TCA Cresent”), and Cresent Construction Company, Inc., a North Carolina corporation, as guarantor;

WHEREAS, TCA owns 80,000 Class B Membership Units (the “Class B Membership Units”) of TCA Cresent;

WHEREAS, in connection with the Credit Agreement, TCA desires, subject to the terms and conditions contained herein, to sell to Intelligent Highway, and Intelligent Highway wishes to purchase from TCA, the Membership Units;

NOW, THEREFORE, in consideration of the mutual promises, covenants and representations of the Parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Incorporation of Recitals. The recitals set forth hereinabove are hereby incorporated herein by reference with the same force and effect as if fully hereinafter set forth.

2. Agreement to Purchase and Sell. Upon the terms and subject to the conditions set forth in this Agreement, TCA hereby agrees to sell to Intelligent Highway, and Intelligent Highway agrees to purchase from TCA, the Membership Units, in consideration for Intelligent Highway’s agreement to enter into that certain Credit Agreement as a primary, joint and several obligor (as co-borrower) and as joint and several guarantor.

3. Representations and Warranties of Intelligent Highway. Intelligent Highway hereby represents and warrants to TCA as follows:

(a) Legal Capacity. Intelligent Highway has full legal capacity to enter into this Agreement and consummate the transactions described herein, if any.

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(b) Authorizations. Intelligent Highway has full power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all requisite action. This Agreement constitutes, legal, valid and binding obligations of Intelligent Highway, enforceable against Intelligent Highway in accordance with its terms. All consents, waivers, approvals, authorizations, exemptions, registrations, filings, licenses or declarations required to be made or obtained by Intelligent Highway in connection with (i) the execution, delivery or enforceability of this Agreement or (ii) the consummation of any of the transactions described herein, have been duly made or obtained by Intelligent Highway.

(c) No Conflicts, etc. Neither the execution and delivery by Intelligent Highway of this Agreement, nor the performance by Intelligent Highway of its obligations hereunder, nor the consummation of the transactions contemplated herein, will conflict with or violate any provision of any agreement to which Intelligent Highway is a party. There is no Proceeding pending or, to the knowledge of Intelligent Highway, threatened against Intelligent Highway (i) which questions the validity of, or the obligations of Intelligent Highway under this Agreement, or (ii) which seeks to impede, enjoin or invalidate the transactions contemplated herein, in whole or in part.

4. Notices. Any notice, request or other communication to be given or made under this Agreement to the Parties shall be in writing. Such notice, request or other communication shall be deemed to have been duly given or made when it shall be delivered by hand, international courier (confirmed by facsimile), or facsimile (with a hard copy delivered within two (2) business days) to the Party to which it is required or permitted to be given or made at such Party’s address specified below or at such other address as such Party shall have designated by notice to the Party given or making such notice, request or other communication, it being understood that the failure to deliver a copy of any notice, request or other communication to a Party to whom copies are to be sent shall not affect the validity of any such notice, request or other communication or constitute a breach of this Agreement.

If to Intelligent Highway:	Intelligent Highway Solutions, Inc.
9516 Rossport Way
Elk Grove, California 95624
Attn: Philip Kirkland
E-Mail: Philip@hwysolutions.com

If to TCA:	TCA Global Credit Master Fund, LP
3960 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
Attn: Mr. Robert Press
E-Mail: bpress@tcaglobalfund.com

With a copy to:	Lucosky Brookman LLP
(which shall not constitute notice)	101 Wood Avenue South, 5th Floor
Woodbridge, NJ 08830
Attn: Seth A. Brookman, Esq.
E-Mail: sbrookman@lucbro.com

5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

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6. Entire Agreement. This Agreement sets forth the entire understanding and agreement between the Parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, of any and every nature with respect thereto.

7. Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby as long as the remaining provisions do not fundamentally alter the relations among the Parties hereto.

8. No Set-Off. All obligations hereunder shall be satisfied in full without set-off, defense or counterclaim.

9. Applicable Law; Venue. Except in the case of the Mandatory Forum Selection Clause, which clause shall be governed and interpreted in accordance with Florida law, this Agreement shall be delivered and accepted in and shall be deemed to be contracts made under and governed by the internal laws of the State of Nevada, and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such State.

10. MANDATORY FORUM SELECTION. (a) THE PARTIES IRREVOCABLY AGREE THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA OR CLARK COUNTY, NEVADA, AS DETERMINED BY TCA IN ITS SOLE AND ABSOLUTE DISCRETION. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH FLORIDA LAW. INTELLIGENT HIGHWAY HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. INTELLIGENT HIGHWAY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE COMPANY AND GUARANTORS AS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

(a) EACH PARTY HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

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(b) To the extent that any Party may be entitled in any jurisdiction to claim for itself or its assets immunity in respect of its obligations under this Agreement from any suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process or to the extent that in any jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), or to the extent it might have the right to have a jury trial, such Party hereby irrevocably waives and agrees not to, as the case may be, claim or exercise, such immunity and right to jury trial to the fullest extent permitted by the laws of such jurisdiction.

11. No Third Party Rights; Assignment. This Agreement is intended to be solely for the benefit of the Parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any other Person. All rights and obligations hereunder and under any agreements and documents executed and delivered in connection herewith shall not be assignable without the prior written consent of the other Party.

12. Waivers and Amendments. No modification of or amendment to this Agreement shall be valid unless evidenced in writing signed by the Parties hereto referring specifically to this Agreement and stating the Parties’ intention to modify or amend the same. Any waiver of any term or condition of this Agreement must be in writing signed by the Party sought to be charged with such waiver and referring specifically to the term or condition to be waived. No such waiver shall be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this Agreement.

13. Headings. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

14. Specific Performance. The Parties hereto agree that the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that, in the event of breach by any Party, damages would not be an adequate remedy and each of the other Parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity; and the Parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

15. Further Assurances. Without limiting the generality of the foregoing, each Party to this Agreement agrees to take all necessary actions to ensure that the provisions of this Agreement are implemented. At the reasonable request of any other Party hereto and without further consideration, each Party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

16. Confidentiality. Except as may be required by applicable law or as otherwise agreed among the Parties hereto, neither Party shall at any time divulge, disclose, disseminate, announce or release any information to any Person concerning this Agreement, without first obtaining the prior written consent of the other Parties hereto, except that the foregoing restriction shall not apply to any such information that (i) is or hereafter becomes generally available to the public other than by reason of any default with respect to a confidentiality obligation under this Agreement; (ii) was already known to the recipient as evidenced by prior written documents in its possession; (iii) is disclosed to the recipient by a third party who is not in default of any confidentiality obligation to the disclosing Party hereunder; (iv) is developed by or on behalf of the receiving Person, without reliance on confidential information received hereunder; (v) is otherwise required to be disclosed in compliance with applicable laws or regulations or order by a court or other regulatory body having competent jurisdiction, or (vi) is disclosed to any professional advisor of the recipient in connection with the performance of its duties.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

INTELLIGENT HIGHWAY SOLUTIONS, INC.

By:
Name:	Philip Kirkland
Title:	Secretary and Treasurer

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner

By:
Name:	Robert Press
Title:	Director

[signature page to Membership Unit Purchase Agreement]